UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2011

Coeur d’Alene Mines Corporation

(Exact name of registrant as specified in its charter)

IDAHO

(State or other jurisdiction of incorporation or organization)

1-8641

(Commission File Number)

82-0109423

(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”

Coeur d’Alene, Idaho, 83816

(Address of Principal Executive Offices)

(208) 667-3511

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

This amendment updates information provided in a current report on Form 8-K, filed May 13, 2011, reporting the voting results from our annual general meeting of shareholders held on May 10, 2011, including a non-binding advisory vote regarding the frequency of future advisory votes on executive compensation (“Say-on-Pay”).

Our Board of Directors (the “Board”) has determined to hold future Say-on-Pay votes annually until the next vote on frequency, which is required at least once every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation

Date: February 9, 2012	By:	/s/ Frank L. Hanagarne Jr.
	Name:	Frank L. Hanagarne Jr.
	Title:	Senior Vice President and Chief Financial Officer

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